UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON D.C. 20549


                      ---------------------------


                               FORM 8-K



                            CURRENT REPORT
                  Pursuant to Section 13 or 15 (d) of
                  the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):
                            April 21, 1994

                     -----------------------------

                              TEXACO INC.
          (Exact name of registrant as specified in its charter)



      Delaware                         1-27                 74-1383447
(State or other jurisdiction of    (Commission File      (I.R.S. Employer
   incorporation)                      Number)          Identification Number)

   2000 Westchester Avenue,                                    10650
    White Plains, New York                                   (Zip Code)
(Address of principal executive offices)



                              (914) 253-4000

           (Registrant's telephone number, including area code)

Item 5. Other Events
- --------------------

1. On April 21, 1994, the Registrant announced that it had completed the previously announced sale of substantially all of its worldwide chemical operations, other than its lubricant additives business, to Huntsman Corporation, an affiliate of the Jon M. Huntsman Group of Companies.
    The Registrant is working in cooperation with Huntsman Financial Corporation ("HFC") to sell the lubricant additives business to a third party, and in the absence of such a third-party sale, HFC will acquire such business by September 30, 1994. The Registrant issued a Press Release entitled "Texaco Inc. Closes Sale of Texaco Chemical Company to Huntsman Corporation," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

2. On April 25, 1994, the Registrant issued an Earnings Press Release entitled "Texaco Reports Results for the First Quarter 1994," a copy of which is attached hereto as Exhibit 99.2 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
- -------------------------------------------------------------------------

(c) Exhibits

    99.1 Press Release issued by Texaco Inc. dated April 21, 1994, entitled "Texaco Inc. Closes Sale of Texaco Chemical Company to Huntsman Corporation."

    99.2 Press Release issued by Texaco Inc. dated April 25, 1994, entitled "Texaco Reports Results for the First Quarter 1994."

                                SIGNATURES
                                ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
                                               ------------
                                               (Registrant)





                                        By:       R. E. Koch
                                            ---------------------
                                            (Assistant Secretary)





Date:  April 25, 1994
       --------------

                                                                   APPENDIX



Description of graphic material included in Exhibit 99.2.

The following information is depicted in graphic form in the Press Release issued by Texaco Inc. dated April 25, 1994, entitled
"Texaco Reports Results for the First Quarter 1994" filed as
Exhibit 99.2 to this Form 8-K:

1.   The first graph is located within the third paragraph of
     Exhibit 99.2. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the year 1993 and first quarter of 1994. The Y axis depicts dollars per barrel from $10.00 to $18.00 with $2.00 increments. The X axis depicts the calendar quarters for the year 1993 and first quarter of 1994. The plot points are as follows:

     First Quarter 1993       -    $15.46 per barrel
     Second Quarter 1993      -    $15.70 per barrel
     Third Quarter 1993       -    $13.55 per barrel
     Fourth Quarter 1993      -    $12.36 per barrel
     First Quarter 1994       -    $11.02 per barrel


2. The second graph is located within the fourth paragraph of Exhibit 99.2. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarters for the year 1993 and first quarter of 1994. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments. The X axis depicts the calendar quarters for the year 1993 and first quarter of 1994. The plot points are as follows:

     First Quarter 1993       -    $1.99/MCF
     Second Quarter 1993      -    $2.26/MCF
     Third Quarter 1993       -    $2.17/MCF
     Fourth Quarter 1993      -    $2.34/MCF
     First Quarter 1994       -    $2.32/MCF